October 25, 2000

            SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR

FUND                                                          DATED
Pioneer II                                           January 28, 2000
Pioneer Mid-Cap Fund                                 January 28, 2000
Pioneer Strategic Income Fund                        January 28, 2000
Pioneer High Yield Fund                              February 25, 2000
Pioneer Europe Fund                                  February 28, 2000
Pioneer Indo-Asia Fund                               February 28, 2000
Pioneer Mid-Cap Value Fund                           February 28, 2000
Pioneer Equity-Income Fund                           February 28, 2000
Pioneer Small Company Fund                           February 28, 2000
Pioneer Limited Maturity Bond Fund                   March 29, 2000
Pioneer Emerging Markets Fund                        March 29, 2000
Pioneer International Growth Fund                    March 29, 2000
Pioneer Micro-Cap Fund                               March 29, 2000
Pioneer Science & Technology Fund                    March 31, 2000
Pioneer Fund                                         May 1, 2000
Pioneer Cash Reserves Fund                           May 1, 2000(as revised
                                                     May 15, 2000)
Pioneer America Income Trust                         May 1, 2000
Pioneer Real Estate Shares                           May 1, 2000
Pioneer Growth Shares                                May 1, 2000
Pioneer Balanced Fund                                May 1, 2000
Pioneer Tax-Free Income Fund                         May 1, 2000
Pioneer Independence Fund                            May 1, 2000
Pioneer Variable Contracts Trust                     May 1, 2000
Pioneer World Equity Fund                            July 31, 2000
Pioneer Bond Fund                                    September 29, 2000
Pioneer Tax-Managed Fund                             November 18, 1999

The following supplements the information presented in the statement of additional information (SAI). All references in the supplemented SAI to The Pioneer Group, Inc. are changed to Pioneer Investment Management USA Inc.

Pioneer is part of Pioneer Global Asset Management, the asset management subsidiary of UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer Global Asset Management provides investment management and financial services to mutual funds, institutional and other clients. As of October 25, 2000, Pioneer Global Asset Management has over $100 billion in assets under management worldwide, including over $23 billion in assets under management by Pioneer.

MANAGEMENT OF THE FUND

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE, DOB:
JUNE 1926
Non-Executive Chairman and a Director of Pioneer Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of Pioneer, Pioneer Global Funds Distributor, Ltd.; Director of Pioneer Management (Ireland) Limited ("PMIL"); President and Director of Pioneer International Corporation ("PIntl"); Member of the Supervisory Board of Pioneer Fonds Marketing GmbH, Pioneer First Polish Investment Fund Joint Stock Company ("Pioneer First Polish"), Pioneer Czech Investment Company, a.s. ("Pioneer Czech") and Pioneer Universal Pension Fund Company; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer America Fund Plc, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer Greater Asia Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer U.S. High Yield Fund Plc and Pioneer US Real Estate Fund Plc, (collectively, the "Irish Funds"); and Of Counsel, Hale and Dorr LLP (counsel to PIM-USA and the fund).

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT, DOB: FEBRUARY 1944 Director, Chief Executive Officer and President of PIM-USA; Chairman and a Director of Pioneer Funds Distributor, Inc. ("PFD"); President and a Director of Pioneer; Director of Pioneering Services Corporation ("PSC"), PIntl, PMIL and the Irish Funds; Member of the Supervisory Board of Pioneer First Polish, Pioneer Czech and Pioneer Asset Management, S.A.; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

ERIC W. RECKARD, TREASURER, DOB: JUNE 1956
Chief Financial Officer of PIM-USA since October 2000; Executive Vice President, Chief Financial Officer and Treasurer of PIM-USA from June 1999 to October 2000; Treasurer of Pioneer, PFD, PSC and PIntl since June 1999; Vice President-Corporate Finance of PIM-USA from February 1999 to June 1999; Manager of Fund Accounting, Business Planning and Internal Audit of PIM-USA since September 1996; Manager of Fund Accounting and Compliance of PIM-USA from May 1995 to September 1996; and Treasurer of all of the Pioneer mutual funds (Assistant Treasurer prior to June 1999).

VINCENT NAVE, ASSISTANT TREASURER, DOB: JUNE 1945
Vice President-Fund Accounting and Custody Services of Pioneer (Manager from September 1996 to February 1999); and Assistant Treasurer of all of the Pioneer mutual funds since June 1999.

ROBERT P. NAULT, ASSISTANT SECRETARY, DOB: MARCH 1964
Senior Vice President and General Counsel of PIM-USA from 1998 to October 2000; General Counsel and Assistant Secretary of PIM-USA from 1995 to 1998; Assistant Secretary of Pioneer, certain other PIM-USA subsidiaries and all of the Pioneer mutual funds; and Assistant Clerk of PFD and PSC.

All of the outstanding capital stock of PFD, Pioneer and PSC is indirectly owned by UniCredito Italiano, one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The fund compensates each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PSC or UniCredito Italiano with a base fee, a variable fee calculated on the basis of average net assets of the fund, per meeting fees, and annual committee participation fees for each committee member or chairperson that are based on percentages of his or her aggregate annual fee. See the fee table in Appendix A.

INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is a wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of UniCredito Italiano and its subsidiaries (see management biographies above).

PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS (GENERAL/CLASS II 12B-1 PLAN)

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano.